UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2012

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3801 South Oliver, Wichita, Kansas 67210

(Address of principal executive offices)(zip code)

(316) 526-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 25, 2012, Spirit AeroSystems Holdings, Inc. issued a press release announcing the recognition of program charges and insurance settlement in the third quarter under the heading “Spirit AeroSystems Recognizes Third Quarter Charges For Certain New Programs; Announces Settlement of Severe Weather Related Insurance Claim.”  The press release is furnished as Exhibit 99.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Furnished

Exhibit 99 — Press Release dated October 25, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: October 25, 2012	/s/ Philip D. Anderson
Philip D. Anderson
Senior Vice President and Chief Financial Officer